UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 29, 2006

Psychiatric Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-20488	23-2491707
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
840 Crescent Centre Drive, Suite 460, Franklin, Tennessee 37067
(Address of Principal Executive Offices)
(615) 312-5700
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Ex-23.1 Consent of Independent Registered Public Accounting Firm
Ex-99.1 Re-Issued Form 10-K, Item 6. - Selected Financial Data
Ex-99.2 Re-Issued Form 10-K, Item 7. - MD & A
Ex-99.3 Re-Issued Form 10-K, Item 8. - Financial Statements

Item 8.01. Other Events.
     Psychiatric Solutions, Inc. (the “Company”) is re-issuing in an updated format its historical financial statements in connection with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, (“SFAS No. 144”). During the nine month period ended September 30, 2006, the Company exited three of its contracts to manage state-owned facilities in Florida and sold a therapeutic boarding school. In compliance with SFAS No. 144, the Company has reported the operations of such operations, net of applicable income taxes, as discontinued operations for each period presented in its quarterly report for the quarter and nine month period ended September 30, 2006 (including the comparable periods of the prior year). Under Securities and Exchange Commission (“SEC”) requirements, the same reclassification to discontinued operations that is required by SFAS No. 144 is also required for previously issued financial statements for each of the three years shown in the Company’s last annual report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date the contracts were exited. This reclassification has no effect on the Company’s reported net income available to common stockholders.
     This Report on Form 8-K updates Items 6, 7 and 8 of the Company’s annual report on Form 10-K for the year ended December 31, 2005, to reflect the operations that were exited during the nine month period ended September 30, 2006 as discontinued operations. The re-issued consolidated financial statements also include Note 18 for events subsequent to December 31, 2005. All other items of the Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.
     The attached information should be read together with the Company’s filings with the SEC subsequent to the Company’s annual report on Form 10-K for the year ended December 31, 2005, including its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2006, June 30, 2006 and September 30, 2006.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Re-issued Form 10-K, Item 6. — Selected Financial Data

99.2	Re-issued Form 10-K, Item 7. — Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Re-issued Form 10-K, Item 8. — Financial Statements and Supplementary Data

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.
By:	/s/ Jack E. Polson
Jack E. Polson
Executive Vice President and Chief Accounting Officer

Date: November 29, 2006